                                                                  EXHIBIT 10.102


Trinity Capital Corporation          COMMERCIAL LEASE AGREEMENT NO.: 0025150-001
475 Sansome Street, 19th Floor,                                      -----------
San Francisco, Ca1ifornia 94111                                      Page 1 of 2
(415) 956-3095 Fax: (415) 956-5187


LESSEE:                 MEADOW VALLEY CONTRACTORS, INC.
                        PO Box 60726
                        PHOENIX, AZ 85082                 PHONE: (602) 437-5400

EQUIPMENT:              Per Exhibit A attached hereto and made a part hereof.

SUPPLIER                DONOHUE, INC.
                        PO BOX 40
                        MESILLA PARK, NM 88047

LEASE TERMS:
Commencement Date of Lease:                    7/15/99 (To be filled in per Paragraph 1 below)
                                               -------
Lease Term (number of months):                 36, plus any extension and renewal periods
                                               --
Number of Monthly Rentals paid in advance:     1 (First and Last ____)
                                               -
End of Term:                                   Purchase Option: $1.00
Monthly Rental Amount:                         $2,132.42, plus applicable taxes, if any
                                               ---------
Security Deposit, If any:                      $2,266.76, tax included
                                               ---------

------------------------------------------------------------------------------

                             TERMS AND CONDITIONS

This commercial lease agreement (the "Agreement") has been written in plain English. The words "you" and "your" herein refer to the Lessee listed above. The words "we", "us" and "our" refer to the Lessor, Trinity Capital Corporation.

1. Term and Rent. We agree to lease to you and you agree to lease from us the personal property listed in any attached exhibit, plus any replacements, additions and accessories attached to the property (the "Equipment") for the full number of consecutive months stated above (the "Lease Term"). You agree to pay to us the Monthly Rental payment ("Rental") for the full Lease Term and any renewals and extensions. This Equipment and the supplier referenced above have been selected by you and if you have entered into any purchase or supply contracts for the Equipment, you assign to us your rights under such supply contracts. By executing this Schedule, you request us to order the Equipment, arrange for its delivery to you and pay for the Equipment upon your acceptance of it. This Lease will begin on the date when the Equipment is accepted by you and the Equipment will be deemed irrevocably accepted by you upon the earlier of: a) the delivery to us of a signed Acceptance Certificate (if requested by
us); or b) 10 days after delivery of the Equipment to you if previously you have not given written notice to us of your non-acceptance. Rentals are due monthly beginning in advance of the date you accept the Equipment and on the first day of each month thereafter for Equipment accepted on the 1st through the 14th day of the month or on the fifteenth day of each month thereafter for Equipment accepted on the 15th through the 24th day of the month or on the 25th of each month thereafter for Equipment accepted from the 25th through the last day of the month.

2. Disclaimer of Warranties. We are leasing the Equipment to you "AS IS". WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE MERCHANTABILITY AND PERFORMANCE OF THE EQUIPMENT OR THE EQUIPMENT'S FITNESS FOR A PARTICULAR PURPOSE OR ITS COMPLIANCE WITH APPLICABLE LAW. WE MAKE NO WARRANTY OF TITLE
TO ANY PORTION OF THE EQUIPMENT WHICH CONSISTS OF SOFTWARE, SOFTWARE LICENSES AND/OR THE RIGHT TO USE ANY SOFTWARE. You acknowledge that we do not manufacture, deliver or install the Equipment, we do not represent the supplier(s) of the Equipment and you have selected the Equipment and the supplier(s) based on your own judgment. You agree not to make any claim for any reason against us for consequential damages. You acknowledge you have been advised that you may have rights against the supplier(s) of the Equipment and that you should contact each supplier for a description of any such rights. So long as this Agreement is not in default, we assign to you any warranties received by us in connection with the Equipment.

3. Noncancellable Lease. This Agreement cannot be canceled and you agree that all your obligations are unconditional. Upon your acceptance of the Equipment and to the extent permitted by law, you agree to waive any rights to reject the Equipment and repudiate this Agreement as per Sections 10401 through 10522 of the California Commercial Code.

4. Governing Law. You agree that this Agreement shall be governed by the laws of the State of California. You agree that we may bring any action to enforce any provisions of this Agreement in the City and County of San Francisco, California and you consent to personal jurisdiction in either state or federal court.

------------------------------------------------------------------------------

THE UNDERSIGNED AGREE TO ALL OF THE TERMS AND CONDITIONS ABOVE AND ON PAGE 2 OF THIS AGREEMENT AND ANY ATTACHED EXHIBITS AND SCHEDULES MADE A PART OF THIS AGREEMENT. THIS IS A NON-CANCELABLE AGREEMENT.

LESSOR                                    LESSEE
TRINITY CAPITAL CORPORATION               MEADOW VALLEY CONTRACTORS, INC.
This Agreement shall not be binding       The undersigned affirms that he/she is
on us until it has been accepted and      a duly authorized corporate officer,
executed by an officer of the Lessor      partner or proprietor of the above-
at its office.                            named Lessee.

Signature: /s/ [ILLEGIBLE]^^              Signature: /s/ Bradley E. Larson
          --------------------------                ------------------------
Title: Credit Manager                     Title: President
      ------------------------------            ----------------------------
Date: 7/22/99                             Date: 7/12/99
      ------------------------------           -----------------------------


The original of this lease has the Lessor's original signature. Any purchaser of this paper is hereby notified that a security interest has been granted to the party holding the copy of this lease with the original Lessor's signature.

                                      COMMERCIAL LEASE AGREEMENT NO: 0025150-001
                                                                   -------------
                                                                     Page 2 of 2

5. Agency. You agree that no salesperson or representative of any supplier is acting on behalf of us and/or can bind us in any way.

6. Late Charges. Time is of the essence. If any Rental or other amount due under this Agreement is not paid within 10 days after its due date, you agree to promptly pay a late charge of 10% of the past due amount, subject to a $25 minimum, for those amounts under 30 days past due, plus interest on any amounts over 30 days past due at the rate of 1.5% per month. However, in no event shall these late charges exceed the maximum lawful charges.

7. Ownership and use of Equipment. Subject to Section 2 of this Agreement, we are the owners of the Equipment and you have no rights to the Equipment except as provided for in this Agreement. You agree to keep the Equipment clear of all liens, claims and encumbrances. You agree that the Equipment will remain our personal property regardless of its attachment to realty. You agree to use the Equipment only for business purposes and in compliance with its intended use, any applicable laws and any license agreement pertaining to the Equipment. You agree to keep the Equipment at an appropriate and safe location, and you agree to promptly inform us of such location in advance. Subject to Sections 13 and 14 of this Agreement, you agree, at your expense, to return the Equipment to us at the end of the Lease Term (or any renewal term) to our address above, or to such address as we may designate in writing, in the same condition as it was delivered to you except for ordinary wear and tear. You agree that we are not responsible for any losses or injuries caused in connection with the Equipment. You agree to indemnify us for and at our option and your expense, defend us against any claims, suits and actions including negligence and strict liability, whenever made for losses or injuries related to the Equipment

8. Equipment Maintenance. You are responsible, at your expense, to maintain the Equipment in good working order. Subject to Section 11 of this Agreement, if any Equipment is damaged, missing or does not work satisfactorily for any reason, you agree to continue to pay all Rentals and other amounts under this Agreement when they become due. You shall not make any alterations to the Equipment without our advance written consent. You agree that we may inspect the Equipment at any reasonable time.

9. Taxes and Fees. You agree to pay when due, either directly or to us upon our demand, all taxes, filing fees, license fees, interest and penalties relating to this Agreement and the Equipment. If we pay any of these amounts you agree to reimburse us upon demand and to pay to us a $25.00 service charge. You agree to pay to us a documentation fee of $45.00 to cover our costs of preparing this Agreement. You shall pay to us a fee of $20.00 for every check that is returned to us as unpaid by your bank.

10. Risk of Loss and Insurance. You are responsible for any loss or damage to the Equipment and/or caused by the Equipment until all of your obligations under this Agreement have been fulfilled. You agree to immediately notify us of any such losses or damages and of any insurance claims pertaining to the Equipment. If the Equipment or any portion of the Equipment is missing, stolen or damaged, you will, at our option and at your expense, promptly repair the Equipment to our satisfaction, replace the Equipment with equipment of equal purpose and value or pay to us any default remedies described under Section 13 of this Agreement. At your expense you agree to keep the Equipment fully insured against loss until your obligations under this Agreement are paid in full, with any loss payable to us. You will maintain public liability coverage that is acceptable to us and include us as an insured on that policy. You agree to provide us with satisfactory evidence of the required insurance. You agree that we may sign, endorse and/or negotiate on your behalf as attorney-in-fact for you any instrument representing proceeds from any insurance policy covering the Equipment. If we obtain any of the required insurance for you, you agree to pay to us on demand the cost of that insurance. Nothing in this Agreement will create an insurance relationship of any kind between us and any other party. You acknowledge that we are not required to maintain any insurance and we will not be liable to you if we terminate or modify any insurance coverage that we may arrange.

11. Assignment. You may not sell, transfer, assign or subrent the Equipment or this Agreement without our advance written consent and payment to us of an assignment processing fee. You agree that we may sell or assign this Agreement and any security interest without notice to you, and that our assignee shall have all of our rights under this Agreement. You agree that the rights of our assignee will not be subject to any claims, defenses or setoffs that you may have against us.

12. Default and Remedies. You are in default if you a) fail to pay any Rental when due; b) fail to comply with any requirement of this Agreement and/or any other obligation to us and/or any license agreement, system support agreement, mandatory maintenance agreement or installation agreement, pertaining to the Equipment, c) any representation made to us by or on behalf of you and/or any guarantor of your obligations hereunder is found to have been false when made. Upon such default, we may, at our option, do one or more of the following: a) require you to immediately pay the remaining amounts due under this Agreement including but not limited to the balance of unpaid Rentals discounted to its present value at a rate of 5% per year; b) terminate this Agreement and/or any other agreements we have entered into with you, c) require you to immediately pay us the value of the Equipment or promptly return the Equipment to us in good condition; d) peacefully enter onto your premises and take possession of the Equipment without liability to you for trespass or damages; e) deactivate the Equipment; and f) use any other remedies available to us at law or in equity. You agree that any delay or failure by us to enforce this Agreement does not prevent us from enforcing our rights at a later time. You agree to pay all of our costs to enforce this Agreement including reasonable attorney's fees and the costs of repossessing, refurbishing, storing and selling the Equipment. If we take possession of the Equipment, we may sell or otherwise dispose of it with or without notice, at a public or private sale, and apply the proceeds (after deducting our disposition costs) to the amounts that you owe us. Our acceptance of any amount due hereunder which is less than payment in full of all amounts due and owing at that time shall not constitute a waiver of our right to receive payment in full.

13. Renewal. Unless you have returned the Equipment to us by the end of the original Lease Term, this Agreement will be automatically renewed and the Lease Term extended on a continuing month-to-month basis at the same Monthly Rental amount as that of the final Rental of the original Lease Term. You can terminate this automatic renewal by sending advance written notice to us. Such termination shall be effective 30 days after our receipt of such notice, provided that you have returned the Equipment to us in good condition or purchased the Equipment from us by that termination date.

14. Purchase Option. If it is indicated above that you have been given an end of term purchase option and if you are not in default under this Lease, you may purchase the Equipment at the end of the Lease Term for the stated price plus any applicable taxes and remaining amounts due hereunder. Such purchase of the Equipment shall be "AS IS, WHERE IS, IF IS" and we make no warranties of any kind. If the purchase price is "Fair Market Value" and we and you cannot agree on such value, you may, at your expense, retain an independent appraiser acceptable to us and such appraisal shall be binding.

15. Miscellaneous. You agree that this Agreement is the entire agreement you have with us pertaining to this Equipment and it cannot be changed except as agreed by you and us in writing. You agree, however, that we are authorized, without notice to you, to supply missing information or correct obvious errors in this Agreement. You agree that the Rental amount may be adjusted to reflect any change in the Equipment cost as a result of any Equipment change orders, add-ons, returns, errors or other similar events verbally agreed to by you. In the event of any such adjustment, we will furnish you a written notice thereof. You agree that a signed faxed version of this Agreement and Acceptance Certificate shall be deemed to be of the same force and effect as an original of a manually signed Agreement and Acceptance Certificate. You agree that we can sign any applicable UCC financing statement as attorney-in-fact for you until such time as all of your obligations to us have been fulfilled. You hereby authorize any employee of yours to accept the Equipment and sign on your behalf any Acceptance Certificate pertaining to this Agreement. This Agreement is binding upon the successors and assigns of you and us. If there is more than one Lessee, your obligations shall be joint and several.

LESSEE:                          RE: COMMERCIAL LEASE AGREEMENT NO: 0025150-001
MEADOW VALLEY CONTRACTORS, INC.
PO Box 60726
PHOEN1X, AZ 85082


                                   GUARANTY

This Guaranty ("Guaranty") has been written in plain English. The word "Agreement" herein refers to the commercial lease agreement referenced above. The word "Lessee" refers to the lessee referenced above. The words "you" and "your" refer to the Guarantors listed below. The words "we", "us" and "our" refer to the Lessor, Trinity Capital Corporation, located at 475 Sansome Street, 19/th/ Floor, San Francisco, CA 94111.

In consideration of us providing any present of future financing of any nature to the Lessee, including but not limited to entering into this Agreement, you unconditionally guaranty (jointly and severally if more than one) in favor of us, our successors and assigns, any and all indebtedness of Lessee to us, whether now existing or subsequently entered into, including but not limited to Lessee's performance of all of its obligations under the Agreement and under all other agreements previously or subsequently entered into between us and Lessee.

You promise to pay all of our expenses, including reasonable attorney's fees, incurred by us in connection with enforcing this Guaranty.

You waive all notice of acceptance of this Guaranty and any demands and/or notices of any kind, including those of any action or non-action of Lessee, us or any other party. Without affecting your liability, you authorize us to renew, compromise, waive and/or alter our rights against Lessee and/or any leased property. You also agree that we have the right, at our option, to assign this Guaranty and/or any financing transaction between us and Lessee, including the Agreement, to any other party at any time. You waive all rights to seek repayment from Lessee in the event you must pay us under this Guaranty.

You acknowledge that you have received a copy of the Agreement and understand its terms and conditions. You agree that upon any default of Lessee, we may, at our option, proceed directly and at once, without notice, against you to collect and recover the full amount you have guaranteed, or any portion of that amount, without proceeding against Lessee or any other person, or without exercising any other remedy available to us. This Guaranty shall be binding upon your heirs, executors, administrators, successors and assigns.

You agree that any and all payments due from you under this Guaranty shall be payable to us in U.S. dollars at our offices in San Francisco, CA, or at some other location that we may specify in writing.

You agree that this Guaranty shall be governed by the laws of the State of California. You agree that we may bring any action to enforce any provisions of this Guaranty in the City and County of San Francisco, California and you consent to personal jurisdiction in either state or federal court. You agree that this Guaranty is the entire agreement with us pertaining to your guaranty of the obligations described herein and it cannot be changed in any way except with our advance written consent. You agree that a signed faxed version of the Agreement, Acceptance Certificate and this Guaranty shall be deemed to be of the same force and effect as an original of a manually signed Agreement, Acceptance Certificate and Guaranty, respectively. You agree that any failure or delay by us to enforce our rights under this Guaranty does not prevent us from enforcing any rights at a later time. You agree that we may reevaluate your creditworthiness during the term of the Agreement and you authorize us or our assignee to obtain any applicable credit ratings and credit reports. You agree to provide us with your updated financial statements upon our request until all of your obligations to us have been fulfilled.

7/12/99                /s/ Bradley E. Larson               /s/ Bradley E. Larson                  President
------------------     ------------------------------      ---------------------------------      ------------------------
Date                   Authorized Signature                Name of Signor                         Title

Meadow Valley Corporation                                  4411 S. 40/th/ St., Ste.D-11, Phoenix, AZ 8????
-----------------------------------------------------      ---------------------------------------------------------------
Guarantor Legal Name                                       Address

602-437-5400                             602-437-1681       88-0328443
-----------------------------------------------------       --------------------------------------------------------------
Phone Number                              Fax Number        Tax Id Number

       EQUIPMENT EXHIBIT A TO COMMERCIAL LEASE AGREEMENT NO. 0025150-001
                                                             -----------
               BETWEEN TRINITY CAPITAL CORPORATION (LESSOR) AND
                   MEADOW VALLEY CONTRACTORS, INC. (LESSEE)


Equipment Location:
300 U.S. HIGHWAY 70 WEST
ALAMOGORDO, NM 88310

QTY DESC                                          $ AMOUNT

TOPCON APL1A W/ HUSKY FS3 DATA COLLECTOR
TDS SURVEY PRO SOFTWARE W/ HARDWARE LOCK
TRIPOD
PRECISE QUICK RELEASE PRISM POLE

                                                  $31,641.25
TOPCON 800 W/ HUSKY MP 2500 DATA COLLECTOR
ON BOARD TDS SURVEY PRO W/LOCK
TDS SURVEY PRO SOFTWARE W/LOCK
TRIPOD
PRECISE QUICK RELEASE PRISM POLE
                                                   20,332.00
TOPCON 212 W/ HUSKY FS/GS DATA COLLECTOR
TDS SURVEY PRO W/ LOCK
TRIPOD
PRECISE PRISM POLE
                                                   10,132.00
3 COPIES - FORESIGHT SOFTWARE W/HARDWARE LOCKS      1,164.00

CARD READER                                           195.50

                                      TOTAL       $63,464.75

LEASE SCHEDULE NO. 1000099257                          FINANCING LEASE
                   ----------
                                                       (Per Diem Interim Rent)
Master Lease Agreement dated-JULY 01, 1999
                             -------------

Lessor:  BANC ONE LEASING CORPORATION
         ----------------------------

Lessee: READY MIX, INC.
        ---------------

1. GENERAL. This Lease Schedule is signed and delivered under the Master Lease Agreement identified above, as amended from time to time ("Master Lease"), between Lessee and Lessor. Capitalized terms defined in the Master Lease will have the same meanings when used in this Schedule.

2. FINANCING. Lessor finances for Lessee, and Lessee finances with Lessor, all of the property ("Equipment") described in Schedule A-1 attached hereto (and Lessee represents that all Equipment is new unless specifically identified as used):

3.  AMOUNT FINANCED:     Equipment Cost:          $2,499,758.58
                         Set-up/Filing Fee:              200.00
                         Miscellaneous:                     N/A
                         Sales Tax:                         N/A

                         Total:                   $2,499,958.58
                                                   ------------

4.  FINANCING TERM. The Base Term of this Schedule shall be 84 months and the
                                                            --
Base Term shall commence on the Acceptance Date ("Commencement Date"). The total
                                ---------------
Lease Term consists of the Interim Term plus the Base Term. The Interim Term begins on the date that Lessor accepts this Schedule as stated below Lessor's signature ("Acceptance Date") and continues up to the Commencement Date.

5. INSTALLMENT PAYMENTS/FEES. As financing for the Equipment, Lessee shall pay to Lessor all amounts stated below on the due dates stated below. There shall be added to each installment payment all applicable Taxes as in effect from time to time.

(a) For the Interim Term, Lessee shall pay to Lessor on the Commencement Date an amount equal to one-thirtieth (1/30th) of the Installment Payment multiplied by the number of days in the Interim Term. "Installment Payment" means the total of all installment payments due and payable during the Base Term divided by the number of months in the Base Term.

(b) During the Base Term, Lessee shall pay to Lessor installment payments in the amounts and according to the timing set forth below, provided however, that notwithstanding the following, the final installment payment due hereunder shall be equal to the remaining principal balance hereunder together with all accrued interest and fees.

          (1) Amount of each installment payment during the Base Term (including principal and interest):

                    84 Monthly payments of $38,831.28

          (2)  Frequency of installment payments during the Base Term: MONTHLY

          (3)  Timing of installment payments during the Base Term: ARREARS

(c) Lessee shall pay Lessor a Set-Up/Filing Fee as follows:

     (1) $ shall be paid on the Acceptance Date, or
     (2) $375.00 has been included in the above Amount Financed of the
          ------
     Equipment.

(d) Security Deposit:$. On the Acceptance Date, Lessee shall pay Lessor said
                     -
Security Deposit which shall be held in accordance with paragraph 6 below.

6. SECURITY INTEREST. This Schedule is intended to be a secured debt financing transaction, not a true lease. See Paragraph 7 below regarding Lessee's
             ---
ownership of the Equipment. As collateral security for payment and performance of all Secured Obligations (defined in Paragraph 8 below) and to induce Lessor to extend credit from time to time to Lessee (under the Lease or otherwise), Lessee hereby grants to Lessor a first priority security interest in all of Lessee's right, title and interest in the Equipment, whether now existing or hereafter acquired, any sums specified in this Schedule as a "Security Deposit", and in all Proceeds (defined in Paragraph S below). At its option, Lessor may apply all or any part of any Security Deposit to cure any default of Lessee under the Lease. If upon final termination of this Schedule, Lessee has fulfilled all of the terms and conditions hereof, then Lessor shall pay to Lessee upon Lessee's written request any remaining balance of the Security Deposit for this Schedule, without interest.

7. TITLE TO EQUIPMENT; FIRST PRIORITY LIEN. Lessee represents, warrants and agrees: that Lessee currently is the lawful owner of the Equipment; that good and marketable title to the Equipment shall remain with Lessee at all times; that Lessee has granted to Lessor a first priority security interest in the Equipment and all Proceeds; and that the Equipment and all Proceeds are, and at all times shall be, free and clear of any Liens other than Lessor's security interest therein. Lessee at its sole expense will protect and defend Lessor's first priority security interest in the Equipment against all claims and demands whatsoever.

8. CERTAIN DEFINITIONS. "Secured Obligations" means (a) all payments and other obligations of Lessee under or in connection with this Schedule, and (b) all payments and other obligations of Lessee (whether now existing or hereafter incurred) under or in connection with the Master Lease and all present and future Lease Schedules thereto, and (c) all other leases, indebtedness, liabilities and/or obligations of any kind (whether now existing or hereafter incurred, absolute or contingent, direct or indirect) of Lessee to Lessor or to any affiliate of either Lessor or BANK ONE CORPORATION. "Proceeds" means all cash and non-cash proceeds of the Equipment including, without limitation, proceeds of insurance, indemnities and/or warranties.

9. AMENDMENTS TO MASTER LEASE. For purposes of this Schedule only, Lessee and Lessor agree to amend the Master Lease as follows: (a) public liability or property insurance as described in the second sentence of Section 8 will not be required, (b) the definition of "Stipulated Loss Value" in clause (b) of Section 9 is deleted and replaced by Paragraph 10 below; (c) the text of Section 10 is deleted in its entirety; (d) Subsections 23(a) and 23(c) are deleted; (e) subsection 23(b) and the last sentence of section 4 will apply only if an event of default occurs; and (f) all references in the Lease as it relates to this Schedule to "Lessee" and "Lessor" shall be changed to "Borrower" and "Lender" respectively.

10. STIPULATED LOSS VALUE. For purposes of this Schedule only, the "Stipulated Loss Value" of any item of Equipment during its Lease Term equals the aggregate of the following as of the date specified by Lessor: (a) all accrued and unpaid interest, late charges and other amounts due under this Schedule and the Master Lease to the extent it relates to this Schedule as of such specified date, plus
(b)the remaining principal balance due and payable by Lessee under this Schedule as of such specified date, plus (c) interest on the amount described in the foregoing clauses (a) and

(b) at the Overdue Rate commencing with the specified date; provided, that the foregoing calculation shall not exceed the maximum amount which may be collected by Lessor from Lessee under applicable law in connection with enforcement of Lessor's rights under this Schedule and the Master Lease to the extent it relates to this Schedule.

11. LESSEE TO PAY ALL TAXES. For purposes of this Schedule and its Equipment only: Lessee shall pay any and all Taxes relating to this Schedule and its Equipment directly to the applicable taxing authority; Lessee shall prepare and file all reports or returns concerning any such Taxes as may be required by applicable law or regulation (provided, that Lessor shall not be identified as the owner of the Equipment in such reports or returns); and Lessee shall, upon Lessor's request, send Lessor evidence of payment of such Taxes and copies of any such reports or returns.

12. LESSEE'S ASSURANCES. Lessee irrevocably and unconditionally (a)reaffirms all of the terms and conditions of the Master Lease and agrees that the Master Lease remains in full force and effect; (b) agrees that the Equipment is and will be used at all times solely for commercial purposes, and not for personal, family or household purposes; and (c) incorporates all of the terms and conditions of the Master Lease as if fully set forth in this Schedule.

13. REPRESENTATIONS AND WARRANTIES: Lessee represents and warrants that: (a) Lessee is a corporation, partnership or proprietorship duly organized, validly existing and in good standing under the laws of the state of its organization and is qualified to do business and is in good standing under the laws of each other state in which the Equipment is or will be located; (b) Lessee has full power, authority and legal right to sign, deliver and perform the Master Lease, this Schedule and all related documents and such actions have been duly authorized by all necessary corporate/partnership/proprietorship action, and (c) the Master Lease, this Schedule and each related document has been duly signed and delivered by Lessee and each such document constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms.

14. CONDITIONS. No lease of Equipment under this Schedule shall be binding On Lessor, and Lessor shall have no obligation to purchase the Equipment covered hereby, unless: (a) Lessor has received evidence of all required insurance; (b) in Lessor's sole judgment, there has been no material adverse change in the financial condition or business of Lessee or any guarantor, (c) Lessee has signed and delivered to Lessor this Schedule, which must be satisfactory to Lessor, and Lessor has signed and accepted this Schedule; (d) no change in the Code or any regulation thereunder, which in Lessor's sole judgment would adversely affect the economics to Lessor of the lease transaction, shall have occurred or shall appear to be imminent; (e) Lessor has received, in form and substance satisfactory to Lessor, such other documents and information as Lessor shall reasonably request; and (f) Lessee has satisfied all other reasonable conditions established by Lessor.

15. OTHER DOCUMENTS: EXPENSES: Lessee agrees to sign and deliver to Lessor any additional documents deemed desirable by Lessor to effect the terms of the Master Lease or this Schedule including, without limitation, Uniform Commercial Code financing statements which Lessor is authorized to file with the appropriate filing officers. Lessee hereby irrevocably appoints Lessor and any designee of Lessor as Lessee's attorney-in-fact with full power and authority in the place of Lessee and in the name of Lessee to prepare, sign, amend, file or record any Uniform Commercial Code financing statements or other documents deemed desirable by Lessor to perfect, establish or give notice of Lessor's interests in the Equipment or in any collateral as to which Lessee has granted Lessor a security interest. Lessee shall pay upon Lessor's written request any actual out-of-pocket costs and expenses paid or incurred by Lessor in connection with the above terms of this section or the funding and closing of this Schedule.

16. PURCHASE ORDERS AND ACCEPTANCE OF EQUIPMENT. Lessee agrees that (I) Lessor has not selected, manufactured, sold or supplied any of the Equipment, (ii) Lessee has selected all of the Equipment and its suppliers, and (iii) Lessee has received a copy of, and approved, the purchase orders or purchase contracts for the Equipment. AS BETWEEN LESSEE AND LESSOR, LESSEE AGREES THAT: (a) LESSEE HAS RECEIVED, INSPECTED AND APPROVED ALL OF THE EQUIPMENT; (b) ALL EQUIPMENT IS IN GOOD WORKING ORDER AND COMPLIES WITH ALL PURCHASE ORDERS OR CONTRACTS AND

ALL APPLICABLE SPECIFICATIONS; (c) LESSEE IRREVOCABLY ACCEPTS ALL EQUIPMENT FOR PURPOSES OF THE LEASE "AS-IS, "WHERE-IS" WITH ALL FAULTS; AND (d) LESSEE UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO REVOKE ITS ACCEPTANCE OF THE EQUIPMENT.


LESSEE HAS READ AND UNDERSTOOD ALL OF THE TERMS OF THIS SCHEDULE. LESSEE AGREES THAT THERE ARE NO ORAL OR UNWRITTEN AGREEMENTS WITH LESSOR REGARDING THE EQUIPMENT OR THIS SCHEDULE.

BANC ONE LEASING CORPORATION            READY MIX, INC.
----------------------------            ---------------
(Lessor)                                (Lessee)


By:                                     By: /s/ Kenneth D. Nelson
   -------------------------                -------------------------------

Title:                                  Title: VICE PRESIDENT
      ----------------------                  -----------------------------


Acceptance Date:                        Witness: /s/ Nicole Smith
                -------------                    --------------------------

                         Banc One Leasing Corporation

                   SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER


QUANTITY                 DESCRIPTION                                      PAGE 1
================================================================================

                     EQUIPMENT LOCATION: 1501 HIGHWAY 168
                                         MOAPA, NV 89025
                     COUNTY            : CLARK
                     COST              : $2,499,758.58


"ALL PROPERTY DESCRIBED IN THE INVOICES AND EXHIBITS IDENTIFIED BELOW, WHICH PROPERTY MAY BE GENERALLY DESCRIBED AS ROCK AND SAND CRUSHING EQUIPMENT."

          VENDOR                             INVOICE #
CONSTRUCTION EQUIPMENT SALES                 4466
AGGREGATE DESIGNS                            9906-11
CONVEYOR SALES                               19245
TK ELECTRIC                                  99431
TK ELECTRIC                                  99491
KIMBALL EQUIPMENT                            150325
KIMBALL EQUIPMENT                            150326
CRUSHER SERVICE                              39331
CONSTRUCTION EQUIPMENT SALES                 4470
CRUSHER SERVICE                              39501
HAZEMAG USA                                  9282A
CONVEYOR SALES                               19568
KIMBALL EQUIPMENT                            150905
CONVEYOR SALES                               19248

     TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS, REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

This Schedule A-1 is attached to and made a part of Lease Number 1000099257 and constitutes a true and accurate description of the equipment.

Lessee:

READY MIX, INC.
-----------------------------

By: /s/ Kenneth D. Nelson
   --------------------------
Date: 9-24-99
     ------------------------

                         Banc One Leasing Corporation


                    SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER

QUANTITY                 DESCRIPTION                                      PAGE 2
================================================================================
EXHIBIT A                 45232.30

EXHIBIT B                 98839.11

EXHIBIT C                 62173.00

EXHIBIT D                 56848.98

EXHIBIT E                 94554.19

EXHIBIT F                 19360.07

EXHIBIT G                 91554.01

EXHIBIT H                 98803.97

EXHIBIT I                176037.96

EXHIBIT J                 60246.81

EXHIBIT K                 29686.42



     TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS, REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

This Schedule A-1 is attached to and made a part of Lease Number 1000099257 and constitutes a true and accurate description of the equipment.

Lessee:

READY MIX, INC.
-----------------------------

By: /s/ Kenneth D. Nelson
   --------------------------

Date: 9-24-99
     ------------------------

                            MASTER LEASE AGREEMENT

     This MASTER LEASE AGREEMENT is dated as of: 7-1-1999 and is made and
                                                ----------
entered into by and between BANC ONE LEASING CORPORATION ("Lessor"), an Ohio corporation, with its principal place of business at 1111 Polaris Parkway, Suite A3 (OH1-1085), Columbus, Ohio 43240 and the Lessee identified below:

LESSEE NAME: READY MIX, INC.

LESSEE ADDRESS: 4411 South 40th Street, Phoenix, Arizona

     1. LEASE OF EQUIPMENT: Lessor leases to Lessee, and Lessee leases from Lessor, all the property described in the Lease Schedules which are signed from time to time by Lessor and Lessee.

     2. CERTAIN DEFINITIONS: "Schedule" means each Lease Schedule signed by Lessee and Lessor which incorporates the terms of this Master Lease Agreement, together with all exhibits, riders, attachments and addenda thereto. "Equipment" means the property described in each Schedule, together with all attachments, additions, accessions, parts, repairs, improvements, replacements and substitutions thereto. "Lease", "herein", "hereunder", "hereof" and similar words mean this Master Lease Agreement and all Schedules, together with all exhibits, riders, attachments and addenda to any of the foregoing, as the same may from time to time be amended, modified or supplemented. "Prime Rate" means the prime rate of interest announced from time to time as the prime rate by Bank One, NA (or its successors or assigns); provided, that the parties acknowledge that the Prime Rate is not intended to be the lowest rate of interest charged by said bank in connection with extensions of credit. "Lien" means any security interest, lien, mortgage, pledge, encumbrance, judgment, execution, attachment, warrant, writ, levy, other judicial process or claim of any nature whatsoever by or of any person. "Fair Market Value" means the amount which would be paid for an item of Equipment by an informed and willing buyer (other than a used equipment or scrap dealer) and an informed and willing seller neither under a compulsion to buy or sell. "Lessor's Cost" means the invoiced price of any item of Equipment plus any other cost to Lessor of acquiring an item of Equipment. All terms defined in the Lease are equally applicable to both the singular and plural form of such terms.

     3. LEASE TERM AND RENT: The term of the lease of the Equipment described in each Schedule ("Lease Term") commences on the date stated in the Schedule and continues for the term stated therein. As rent for the Equipment described in each Schedule, Lessee shall pay Lessor the rent payments and all other amounts stated in such Schedule, payable on the dates specified therein. All payments due under the Lease shall be made in United States dollars at Lessor's office stated in the opening paragraph or as otherwise directed by Lessor in writing.

     4. ORDERING, DELIVERY, REMOVAL AND INSPECTION OF EQUIPMENT: If an event of default occurs or if for any reason Lessee does not accept, or revokes its acceptance of, equipment covered by a purchase order or purchase contract or if any commitment or agreement of Lessor to lease equipment to Lessee expires, terminates or is otherwise canceled, then automatically upon notice from Lessor, any purchase order or purchase contract and all obligations thereunder shall be assigned to Lessee and Lessee shall pay and perform all obligations thereunder. Lessee agrees to pay, defend, indemnify and hold Lessor harmless from any liabilities, obligations, claims, costs and expenses (including reasonable attorney fees and expenses) of whatever kind imposed on or asserted against Lessor in any way related to any purchase orders or purchase contracts. Lessee shall make all arrangements for, and Lessee shall pay all costs of, transportation, delivery, installation and testing of Equipment. Lessor has the right upon reasonable notice to Lessee to inspect the Equipment wherever located. Lessor may enter upon any premises where Equipment is located and remove it immediately, without notice or liability to Lessee, upon the expiration or other termination of the Lease Term.

     5.  MAINTENANCE AND USE: Lessee agrees it will, at its sole expense:
(a) repair and maintain the Equipment in good condition and working order and supply and install all replacement parts or other devices when required to so maintain the Equipment or when required by applicable law or regulation, which parts or devices shall automatically become part of the Equipment; (b) use and operate the Equipment in a careful manner in the normal course of its business and only for the purposes for which it was designed in accordance with the manufacturer's warranty requirements, and comply with all laws and regulations relating to the Equipment, and obtain all permits or licenses necessary to install, use or operate the Equipment; and (c) make no alterations, additions, subtractions, upgrades or improvements to the Equipment without Lessor's prior written consent, but any such alterations, additions, upgrades or improvements shall automatically become part of the Equipment. The Equipment will not be used or located outside of the United States.

     6.  NET LEASE; NO EARLY TERMINATION: The Lease is a net lease.
Lessee's obligation to pay all rent and all other amounts payable under the Lease is absolute and unconditional under any and all circumstances and shall not be affected by any circumstances of any character including, without limitation, (a) any setoff, claim, counterclaim, defense or reduction which Lessee may have at any time against Lessor or any other party for any reason, or
(b) any defect in the condition, design or operation of, any lack of fitness for use of, any damage to or loss of, or any lack of maintenance or service for any of the Equipment. Each Schedule is a noncancelable lease of the Equipment described therein and Lessee's obligation to pay rent and perform all other obligations thereunder and under the Lease are not subject to cancellation or termination by Lessee for any reason.

     7. NO WARRANTIES BY LESSOR: LESSOR LEASES THE EQUIPMENT AS-IS, WHERE-IS, AND WITH ALL FAULTS. LESSOR MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, OF ANY KIND AS TO THE EQUIPMENT INCLUDING, WITHOUT LIMITATION: ITS MERCHANTABILITY; ITS FITNESS FOR ANY PARTICULAR PURPOSE; ITS DESIGN, CONDITION, QUALITY, CAPACITY, DURABILITY, CAPABILITY, SUITABILITY OR WORKMANSHIP; ITS NON-INTERFERENCE WITH OR NON-INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHT; OR ITS COMPLIANCE WITH ANY LAW, RULE, SPECIFICATION, PURCHASE ORDER OR CONTRACT PERTAINING THERETO. Lessor hereby assigns to Lessee the benefit of any assignable manufacturer's or supplier's warranties, but Lessor, at Lessee's written request, will cooperate with Lessee in pursuing any remedies Lessee may have under such warranties. Any action taken with regard to warranty claims against any manufacturer or supplier by Lessee will be at Lessee's sole expense. LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND AS TO THE FINANCIAL CONDITION OR FINANCIAL STATEMENTS OF ANY PARTY OR AS TO THE TAX OR ACCOUNTING TREATMENT OR CONSEQUENCES OF THE LEASE, THE EQUIPMENT OR THE RENTAL PAYMENTS.

     8. INSURANCE: Lessee at its sole expense shall at all times keep each item of Equipment insured against all risks of loss or damage from every cause whatsoever for an amount not less than the greater of the full replacement value or the Lessor's Cost of such item of Equipment. Lessee at its sole expense shall at all times carry public liability and property damage insurance in amounts satisfactory to Lessor protecting Lessee and Lessor from liabilities for injuries to persons and damage to property of others relating in any way to the Equipment. All insurers shall be reasonably satisfactory to Lessor. Lessee shall deliver to Lessor satisfactory evidence of such coverage. Proceeds of any insurance covering damage or loss of the Equipment shall be payable to Lessor as loss payee and shall, at Lessor's option, be applied toward (a) the replacement, restoration or repair of the Equipment, or (b) payment of the obligations of Lessee under the Lease. If an event of default occurs and is continuing, or if Lessee fails to make timely payments due under Section 9 hereof, then Lessee automatically appoints Lessor as Lessee's attorney-in-fact with full power and authority in the place of Lessee and in the name of Lessee or Lessor to make claim for, receive payment of, and sign and endorse all documents, checks or drafts for loss or damage under any such policy. Each insurance policy will require that the insurer give Lessor at least 30 days prior written notice of any cancellation of such policy and will require that Lessor's interests remain insured regardless of any act, error, omission, neglect or misrepresentation of Lessee. The insurance maintained by Lessee shall be primary without any right of contribution from insurance which may be maintained by Lessor.

     9. LOSS AND DAMAGE: (a) Lessee bears the entire risk of loss, theft, damage or destruction of Equipment in whole or in part from any reason whatsoever ("Casualty Loss"). No Casualty Loss to Equipment shall relieve Lessee from the obligation to pay rent or from any other obligation under the Lease. In the event of Casualty Loss to any item of Equipment, Lessee shall immediately notify Lessor of the same and Lessee shall, if so directed by Lessor, immediately repair the same. If Lessor determines that any item of Equipment has suffered a Casualty Loss beyond repair ("Lost Equipment"), then Lessee, at the option of Lessor, shall: (1) immediately replace the Lost Equipment with similar equipment in good repair, condition and working order free and clear of any Liens and deliver to Lessor a bill of sale covering the replacement equipment, in which event such replacement equipment shall automatically be Equipment under the Lease; or (2) On the rent payment date which is at least 30 but no more than 60 days after the date of the Casualty Loss, pay to Lessor all amounts then due and payable by Lessee under the Lease for the Lost Equipment plus the Stipulated Loss Value for such Lost Equipment as of the date of the Casualty Loss. Upon payment by Lessee of all amounts due under the above clause (2), the lease of the Lost Equipment will terminate and Lessor shall transfer to Lessee all of Lessor's right, title and interest in such Equipment on an "as-is, where-is" basis with all faults, without recourse and without representation or warranty of any kind, express or implied.

     (b) "Stipulated Loss Value" of any item of Equipment during its Lease Term equals the present value discounted in arrears to the applicable date at the applicable SLV Discount Rate of (1) the remaining rents and all other amounts [including, without limitation, any balloon payment and, as to a terminal rental adjustment clause ("TRAC") lease, the TRAC value stated in the Schedule, and any other payments required to be paid by Lessee at the end of the applicable Lease Term] payable under the Lease for such item on and after such date to the end of the applicable Lease Term and (2) an amount equal to the Economic Value of the Equipment. For any item of Equipment, "Economic Value" means the Fair Market Value of the Equipment at the end of the applicable Lease Term as originally anticipated by Lessor at the Commencement Date of the applicable Schedule; provided, that Lessee agrees that such value shall be determined by the books of Lessor as of the Commencement Date of the applicable Schedule. After the payment of all rent due under the applicable Schedule and the expiration of the Lease Term of any item of Equipment, the Stipulated Loss Value of such item equals the Economic Value of such item. Stipulated Loss Value shall also include any Taxes payable by Lessor in connection with its receipt thereof. For any item of Equipment, "SLV Discount Rate" means an interest rate equal to the Prime Rate in effect on the Commencement Date of the Schedule for such item minus two percentage points.

     10. TAX BENEFITS INDEMNITY. (a) The Lease has been entered into on the basis that Lessor shall be entitled to such deductions, credits and other tax benefits as are provided by federal, state and local income tax law to an owner of the Equipment (the "Tax Benefits") including, without limitation: (1) modified accelerated cost recovery deductions on each item of Equipment under Section 168 of the Code (as defined below) in an amount determined commencing with the taxable year in which the Commencement Date of the applicable Schedule occurs, using the maximum allowable depreciation method available under Section 168 of the Code, using a recovery period (as defined in Section 168 or the Code) reasonably determined by Lessor, and using an initial adjusted basis which is equal to the Lessor's Cost of such item; (2) amortization of the expenses paid by Lessor in connection with the Lease on a straight-line basis over the term of the applicable Schedule; and (3) Lessor's federal taxable income will be subject to the maximum rate on corporations in effect under the Code as of the Commencement Date of the applicable Schedule.

     (b) If on any one or more occasions (1) Lessor shall lose, shall not have or shall lose the right to claim all or any part of the Tax Benefits, (2) there shall be reduced, disallowed, recalculated or recaptured all or any part of the Tax Benefits, or (3) all or any part of the Tax Benefits is reduced by a change in law or regulation (each of the events described in subparagraphs 1, 2 or 3 of this paragraph (b) will be referred to as a "Tax Loss"), then, upon 30 days written notice by Lessor to Lessee that a Tax Loss has occurred, Lessee shall pay Lessor an amount which, in the reasonable opinion of Lessor and after the deduction of all taxes required to be paid by Lessor with respect to the receipt of such amount, will provide Lessor with the same after-tax net economic yield which was originally anticipated by Lessor as of the Commencement Date of the applicable Schedule.

     (c) A Tax Loss shall occur upon the earliest of: (1) the happening of any event (such as disposition or change in use of an item of Equipment) which may cause such Tax Loss; (2) Lessor's payment to the applicable taxing authority of the tax increase resulting from such Tax Loss; or (3) the adjustment of Lessor's tax return to reflect such Tax Loss.

     (d) Lessor shall not be entitled to payment under this section for any Tax Loss caused solely by one or more of the following events: (1) a disqualifying sale or disposition of an item of Equipment by Lessor prior to any default by Lessee; (2) Lessor's failure to timely or properly claim the Tax Benefits in Lessor's tax return; (3) a disqualifying change in the nature of Lessor's business or liquidation thereof; (4) a foreclosure by any person holding through Lessor a security interest on an item of Equipment which foreclosure results solely from an act of Lessor; or (5) Lessor's failure to have sufficient taxable income or tax liability to utilize the Tax Benefits.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended. For the purposes of this section 10, the term "Lessor" shall include any affiliate group (within the meaning of section 1504 of the Code) of which Lessor is a member for any year in which a consolidated income tax return is filed for such affiliated group. Lessee's obligations under this section shall survive the expiration, cancellation or termination of the Lease.

     11. GENERAL TAX INDEMNITY: Lessee will pay, and will defend, indemnify and hold Lessor harmless on an after-tax basis from, any and all Taxes (as defined below) and related audit and contest expenses on or relating to (a) any of the Equipment, (b) the Lease, (c) purchase, acceptance, ownership, lease, possession, use, operation, transportation, return or other disposition of any of the Equipment, and (d) rentals or earnings relating to any of the Equipment or the Lease. "Taxes" means present and future taxes or other governmental charges that are not based on the net income of Lessor, whether they are assessed to or payable by Lessee or Lessor, including, without limitation (i) sales, use, excise, licensing, registration, titling, franchise, business and occupation, gross receipts, stamp and personal property taxes, (ii) levies, imposts, duties, assessments, charges and withholdings, (iii) penalties, fines, and additions to tax and (iv) interest on any of the foregoing. Unless Lessor elects otherwise, Lessor will prepare and file all reports and returns relating to any Taxes and will pay all Taxes to the appropriate taxing authority. Lessee will reimburse Lessor for all such payments promptly on request. On or after any applicable assessment/levy/lien date for any personal property Taxes relating to any Equipment, Lessee agrees that upon Lessor's request Lessee shall pay to Lessor the personal property Taxes which Lessor reasonably anticipates will be due, assessed, levied or otherwise imposed on any Equipment during its Lease Term. If Lessor elects in writing, Lessee will itself prepare and file all such reports and returns, pay all such Taxes directly to the taxing authority, and send Lessor evidence thereof. Lessee's obligations under this section shall survive the expiration, cancellation or termination of the Lease.

     12. GENERAL INDEMNITY: Lessee assumes all risk and liability for, and shall defend, indemnify and keep Lessor harmless on an after-tax basis from, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses, including reasonable attorney fees and expenses, of whatsoever kind and nature imposed on, incurred by or asserted against Lessor, in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, ownership, possession, use, selection, delivery, lease, operation, condition, sale, return or other disposition of the Equipment or any part thereof (including, without limitation, any claim for latent or other defects, whether or not discoverable by Lessee or any other person, any claim for negligence, tort or strict liability, any claim under any environmental protection or hazardous waste law and any claim for patent, trademark or copyright infringement). Lessee will not indemnify Lessor under this section for loss or liability arising from events which occur after the Equipment has been returned to Lessor or for loss or liability caused directly and solely by the gross negligence or willful misconduct of Lessor. In this section, "Lessor" also includes any director, officer, employee, agent, successor or assign of Lessor. Lessee's obligations under this section shall survive the expiration, cancellation or termination of the Lease.

     13. PERSONAL PROPERTY: Lessee represents and agrees that the Equipment is, and shall at all times remain, separately identifiable personal property. Upon Lessor's request, Lessee shall furnish Lessor a landlord's and/or mortgagee's waiver and consent to remove all Equipment. Lessor may display notice of its interest in the Equipment by any reasonable identification. Lessee shall not alter or deface any such indicia of Lessor's interest.

     14. DEFAULT: Each of the following events shall constitute an event of default under the Lease: (a) Lessee fails to pay any rent or other amount due under the Lease within ten days of its due date; or (b) Lessee fails to perform or observe any of its obligations in Sections 8, 18, or 22 hereof; or (c)
Lessee fails to perform or observe any of its other obligations in the Lease for more than 30 days after Lessor notifies Lessee of such failure; or (d) Lessee or any Lessee affiliate defaults in the payment, performance or observance of any obligation under any loan, credit agreement or other lease in which Lessor or any subsidiary (direct or indirect) of Bank One Corporation (or its successors or assigns) is the creditor or lessor; or (e) any statement, representation or warranty made by Lessee in the Lease, in any Schedule or in any document, certificate or financial statement in connection with the Lease proves at any time to have been untrue or misleading in any material respect as of the time when made; or (f) Lessee becomes insolvent or bankrupt, or Lessee admits its inability to pay its debts as they mature, or Lessee makes an assignment for the benefit of creditors, or Lessee applies for, institutes or consents to the appointment of a receiver, trustee or similar official for Lessee or any substantial part of its property or any such official is appointed without Lessee's consent, or Lessee applies for, institutes or consents to any bankruptcy, insolvency, reorganization, debt moratorium, liquidation or similar proceeding relating to Lessee or any substantial part of its property under the laws of any jurisdiction or any such proceeding is instituted against Lessee without stay or dismissal for more than 30 days, or Lessee commences any act amounting to a business failure or a winding up of its affairs, or Lessee ceases to do business as a going concern; or (g) with respect to any guaranty, letter of credit, pledge agreement, security agreement, mortgage, deed of trust, debt subordination agreement or other credit enhancement or credit support agreement (whether now existing or hereafter arising) signed or issued by any party in connection with all or any part of Lessee's obligations under the Lease, the party signing or issuing any such agreement defaults in its obligations thereunder or any such agreement shall cease to be in full force and effect or shall be declared to be null, void, invalid or unenforceable by the party signing or issuing it; or (h) there shall occur in Lessor's reasonable opinion any material adverse change in the financial condition, business or operations of Lessee.

         As used in this section 14, the term "Lessee" also includes any guarantor (whether now existing or hereafter arising) of all or any part of Lessee's obligations under the Lease and/or any issuer of a letter of credit (whether now existing or hereafter arising) relating to all or any part of Lessee's obligations under the Lease, and the term "Lease" also includes any guaranty or letter of credit (whether now existing or hereafter arising) relating to all or any part of Lessee's obligations under the Lease.

     15. REMEDIES. If any event of default exists, Lessor may exercise in any order one or more of the remedies described in the lettered subparagraphs of this section, and Lessee shall perform its obligations imposed thereby:

     (a) Lessor may require Lessee to return any or all Equipment as provided in the Lease.

     (b) Lessor or its agent may repossess any or all Equipment wherever found, may enter the premises where the Equipment is located and disconnect, render unusable and remove it, and may use such premises without charge to store or show the Equipment for sale.

     (c) Lessor may sell any or all Equipment at public or private sale, with or without advertisement or publication, may release or otherwise dispose of it or may use, hold or keep it.

     (d) Lessor may require Lessee to pay to Lessor on a date specified by Lessor, with respect to any or all Equipment (i) all accrued and unpaid rent, late charges and other amounts due under the Lease on or before such date, plus
(ii) as liquidated damages for loss of a bargain and not as a penalty, and in lieu of any further payments of rent, the Stipulated Loss Value of the Equipment on such date, plus (iii) interest at the Overdue Rate on the total of the foregoing ("Overdue Rate" means an interest rate per annum equal to the higher of 18% or 2% over the Prime Rate, but not to exceed the highest rate permitted by applicable law). The parties acknowledge that the foregoing money damage calculation reasonably reflects Lessor's anticipated loss with respect to the Equipment and the related Lease resulting from the event of default. If an event of default under section 14(f) of this Master Lease Agreement exists, then Lessee will be automatically liable to pay Lessor the foregoing amounts as of the next rent payment date unless Lessor otherwise elects in writing.

     (e) Lessee shall pay all costs, expenses and damages incurred by Lessor because of the event of default or its actions under this section, including, without limitation any collection agency and/or attorney fees and expenses, any costs related to the repossession, safekeeping, storage, repair, reconditioning or disposition of the Equipment and any incidental and consequential damages.

     (f) Lessor may terminate the Lease and/or any or all Schedules, may sue to enforce Lessee's performance of its obligations under the Lease and/or may exercise any other right or remedy then available to Lessor at law or in equity.

     Lessor is not required to take any legal process or give Lessee any notice before exercising any of the above remedies. None of the above remedies is exclusive, but each is cumulative and in addition to any other remedy available to Lessor. Lessor's exercise of one or more remedies shall not preclude its exercise of any other remedy. No action taken by Lessor shall release Lessee from any of its obligations to Lessor. No delay or failure on the part of Lessor to exercise any right hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right. After any default, Lessor's acceptance of any payment by Lessee under the Lease shall not constitute a waiver by Lessor of such default, regardless of Lessor's knowledge or lack of knowledge at the time of such payment, and shall not constitute a reinstatement of the Lease if the Lease has been declared in default by Lessor, unless Lessor has agreed in writing to reinstate the Lease and to waive the default.

     If Lessor actually repossesses any Equipment, then it will use commercially reasonable efforts under the then current circumstances to attempt to mitigate its damages; provided, that Lessor shall not be required to sell, re-lease or otherwise dispose of any Equipment prior to Lessor enforcing any of the remedies described above. Lessor may sell or re-lease the Equipment in any manner it chooses, free and clear of any claims or rights of Lessee and without any duty to account to Lessee with respect thereto except as provided below, If Lessor actually sells or re-leases the Equipment, it will credit the net proceeds of any sale of the Equipment, or the net present value (discounted at the then current Prime Rate) of the rents payable under any new lease of the Equipment, against and up to (but not exceeding) the Stipulated Loss Value of the Equipment and any other amounts Lessee owes Lessor, or will reimburse Lessee for and up to (but not exceeding) Lessee's payment thereof. The term "net" as used above shall mean such amount after deducting the costs and expenses described in clause (e) above of this section. If Lessor elects in writing not to sell or re-lease any Equipment, it will similarly credit or reimburse Lessee for Lessor's reasonable estimate of such Equipment's Fair Market Value.

     16. LESSOR'S RIGHT TO PERFORM: If Lessee fails to make any payment under the Lease or fails to perform any of its other agreements in the Lease (including, without limitation, its agreement to provide insurance coverage as stated in the Lease), Lessor may itself make such payment or perform such agreement, and the amount of such payment and the amount of the expenses of Lessor incurred in connection with such payment or performance shall be deemed to be additional rent, payable by Lessee on demand.

     17. FINANCIAL REPORTS: Lessee agrees to furnish to Lessor: (a) annual financial statements setting forth the financial condition and results of operation of Lessee (financial statements shall include balance sheet, income statement and changes in financial position and all notes thereto) within 120 days of the end of each fiscal year of Lessee; (b) upon Lessor's request, quarterly financial statements setting forth the financial condition and results of operation of Lessee within 60 days of the end of each of the first three fiscal quarters of Lessee; and (C) such other financial information as Lessor may from time to time reasonably request including, without limitation, financial reports filed by Lessee with federal or state regulatory agencies. All such financial information shall be prepared in accordance with generally accepted accounting principles.

     18. NO CHANGES IN LESSEE: Lessee shall not: (a) liquidate, dissolve or suspend business; (b) sell, transfer or otherwise dispose of all or a majority of its assets, except that Lessee may sell its inventory in the ordinary course of its business; (c) enter into any merger, consolidation or similar reorganization unless it is the surviving corporation; (d) transfer all or any substantial part of its operations or assets outside of the United States of America; or (e) without 30 days advance written notice to Lessor, change its name or chief place of business.

     19. LATE CHARGES: If any rent or other amount payable under the Lease is not paid when due, then as compensation for the administration and enforcement of Lessee's obligation to make timely payments, Lessee shall pay with respect to each overdue payment on demand an amount equal to the greater of fifteen dollars ($15.00) or five percent (5%) of the each overdue payment (but not to exceed the highest late charge permitted by applicable law) plus any collection agency fees and expenses.

     20. NOTICES; POWER OF ATTORNEY: (a) Service of all notices under the Lease shall be sufficient if given personally or couriered or mailed to the party involved at its respective address set forth herein or at such other address as such party may provide in writing from time to time. Any such notice mailed to such address shall be effective three days after deposit in the United States mail with postage prepaid. (b) With respect to any power of attorney covered by the Lease, the powers conferred on Lessor thereby: are powers coupled with an interest; are irrevocable; are solely to protect Lessor's interests under the Lease; and do not impose any duty on Lessor to exercise such powers. Lessor shall be accountable solely for amounts it actually receives as a result of its exercise of such powers.

     21. ASSIGNMENT BY LESSOR: Lessor and any assignee of Lessor, with or without notice to or consent of Lessee, may sell, assign, transfer or grant a security interest in all or any part of Lessor's rights, obligations, title or interest in the Equipment, the Lease, any Schedule or the amounts payable under the Lease or any Schedule to any entity ("transferee"). The transferee shall succeed to all of Lessor's rights in respect to the Lease (including, without limitation, all rights to insurance and indemnity protection described in the Lease). Lessee agrees to sign any acknowledgement and other documents reasonably requested by Lessor or the transferee in connection with any such transfer transaction. Lessee, upon receiving notice of any such transfer transaction, shall comply with the terms and conditions thereof. Lessee agrees that it shall not assert against any transferee any claim, defense, setoff, deduction or counterclaim which Lessee may now or hereafter be entitled to assert against Lessor. Unless otherwise agreed in writing, the transfer transaction shall not relieve Lessor of any of its obligations to Lessee under the Lease and Lessee agrees that the transfer transaction shall not be construed as being an assumption of such obligations by the transferee.

     22. NO ASSIGNMENT, SUBLEASE OR LIEN BY LESSEE: LESSEE SHALL NOT, DIRECTLY OR INDIRECTLY, (a) MORTGAGE, ASSIGN, SELL, TRANSFER, OR OTHERWISE DISPOSE OF THE LEASE OR ANY INTEREST THEREIN OR THE EQUIPMENT OR ANY PART THEREOF, OR (b) SUBLEASE, RENT, LEND OR TRANSFER POSSESSION OR USE OF THE EQUIPMENT OR ANY PART THEREOF TO ANY PARTY, OR (c) CREATE, INCUR, GRANT, ASSUME OR ALLOW TO EXIST ANY LIEN ON THE LEASE, ANY SCHEDULE, THE EQUIPMENT OR ANY PART THEREOF.

     23. EXPIRATION OF LEASE TERM: (a) At least 90 days (or earlier if otherwise specified), but no more than 270 days prior to expiration of the Lease Term of each Schedule, Lessee shall give Lessor written notice of its electing one of the following options for all (but not less than all) of the Equipment covered by such Schedule: return the Equipment under clause (b) below; or purchase the Equipment under clause (c) below. The election of an option shall be irrevocable. If Lessee fails to give timely notice of its election, it shall be deemed to have elected to return the Equipment.

     (b) If Lessee elects or is deemed to have elected to return the Equipment at the expiration of the Lease Term of a Schedule or if Lessee is obligated at any time to return the Equipment, then Lessee shall, at its sole expense and risk, deinstall, disassemble, pack, crate, insure and return the Equipment to Lessor (all in accordance with applicable industry standards) at any location in the continental United States of America selected by Lessor. The Equipment shall be in the same condition as when received by Lessee, reasonable wear, tear and depreciation resulting from normal and proper use excepted (or, if applicable, in the condition set forth in the Lease or the Schedule), shall be in good operating order and maintenance as required by the Lease, shall be certified as being eligible for any available manufacturer's maintenance program, shall be free and clear of any Liens as required by the Lease, shall comply with all applicable laws and regulations and shall include all manuals, specifications, repair and maintenance records and similar documents. Until Equipment is returned as required above, all terms of the Lease shall remain in full force and effect including, without limitation, obligations to pay rent and insure the Equipment; provided, that after the expiration of any Schedule and before Lessee has completed its return of the Equipment or its purchase option (if elected), the term of the lease of the Equipment covered by such Schedule shall be month-to-month or such shorter period as may be specified by Lessor.

     (c) If Lessee gives Lessor timely notice of its election to purchase Equipment, then on the expiration date of the applicable Schedule Lessee shall purchase all (but not less than all) of the Equipment and shall pay to Lessor the Fair Market Value of the Equipment plus all Taxes (other than income taxes on Lessor's gains on such sale), costs and expenses incurred or paid by Lessor in connection with such sale plus all accrued but unpaid amounts due with respect to the Equipment and/or the Schedule. The Stipulated Loss Value or Economic Value of any item of Equipment shall have no bearing or influence on the determination of Fair Market Value under this clause (c). Upon payment in full of the above amounts, and if no default has occurred and is continuing under the Lease, Lessor shall transfer title to such Equipment to Lessee "as-is, where-is" with all faults and without recourse to Lessor and without any representation or warranty of any kind whatsoever by Lessor, express or implied.

     (d) For purposes of the purchase option of the Lease, the determination of the Fair Market Value of any Equipment shall be determined (1) without deducting any costs of dismantling or removal from the location of use, (2) on the assumption that the Equipment is in the condition required by the applicable return and maintenance provisions of the Lease and is free and clear of any Liens as required by the Lease, and (3) shall be determined by mutual agreement of Lessee and Lessor or, if Lessor and Lessee are not able to agree on such value, by the Appraisal Procedure. "Appraisal Procedure" means the determination of Fair Market Value by an independent appraiser acceptable to Lessor and Lessee, or, if the parties are unable to agree on an acceptable appraiser, by averaging the valuation (disregarding the one which differs the most from the other two) of three independent appraisers, the first appointed by Lessor, the second appointed by Lessee and the third appointed by the first two appraisers. For purposes of the "Remedies" section of the Lease, the Fair Market Value shall be determined by Lessor in good faith and any such valuation shall be on an "as-is, where is" basis without regard to the first sentence of clause (d). Lessee, at its sole expense, shall pay all fees, costs and expenses of the above described appraisers.

     24. GOVERNING LAW: THE INTERPRETATION, CONSTRUCTION AND VALIDITY OF THE LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO. WITH RESPECT TO ANY ACTION BROUGHT BY LESSOR AGAINST LESSEE TO ENFORCE ANY TERM OF THE LEASE, LESSEE HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT IN THE FRANKLIN COUNTY, OHIO, WHERE LESSOR HAS ITS PRINCIPAL PLACE OF BUSINESS AND WHERE PAYMENTS ARE TO BE MADE BY LESSEE.

     25. MISCELLANEOUS: (a) Subject to the limitations herein, the Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns. (b) This Master Lease Agreement and each Schedule may be executed in any number of counterparts, which together shall constitute a single instrument. Only one counterpart of each Schedule shall be marked "Lessor's Original" and all other counterparts shall be marked "Duplicate". A security interest in any Schedule may be created through transfer and possession only of the counterpart marked "Lessor's Original". (c) Section and paragraph headings in this Master Lease Agreement and the Schedules are for convenience only and have no independent meaning. (d) The terms of the Lease shall be severable and if any term thereof is declared unconscionable, invalid, illegal or void, in whole or in part, the decision so holding shall not be construed as impairing the other terms of the Lease and the Lease shall continue in full force and effect as if such invalid, illegal, void or unconscionable term were not originally included herein. (e) All indemnity obligations of Lessee under the Lease and all rights, benefits and protections provided to Lessor by warranty disclaimers shall survive the cancellation, expiration or termination of the Lease. (f) Lessor shall not be liable to Lessee for any indirect, consequential or special damages for any reason whatsoever. (g) Each payment made by Lessee shall be applied by Lessor in such manner as Lessor determines in its discretion which may include, without limitation, application as follows: first, to accrued late charges; second, to accrued rent; and third, the balance to any other amounts then due and payable by Lessee under the Lease. (h) If the Lease is signed by more than one Lessee, each of such Lessees shall be jointly and severally liable for payment and performance of all of Lessee's obligations under the Lease.

     26. ENTIRE AGREEMENT: THE LEASE REPRESENTS THE FINAL, COMPLETE AND ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO. THERE ARE NO ORAL OR UNWRITTEN AGREEMENTS OR UNDERSTANDINGS AFFECTING THE LEASE OR THE EQUIPMENT. Lessee agrees that Lessor is not the agent of any manufacturer or supplier, that no manufacturer or supplier is an agent of Lessor, and that any representation, warranty or agreement made by manufacturer, supplier or by their employees, sales representatives or agents shall not be binding on Lessor.

     27. JURY WAIVER: ALL PARTIES TO THIS MASTER LEASE AGREEMENT WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER WHATSOEVER ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS MASTER LEASE AGREEMENT.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Master Lease Agreement as of the date first written above.


READY MIX, INC.                       BANC ONE LEASING CORPORATION
(Lessee)                              (Lessor)


 By: /s/ Kenneth D. Nelson            By: /s/ [ILLEGIBLE]
     ----------------------------         -------------------------------

Title:  VICE PRESIDENT                Title: /s/ [ILLEGIBLE]
        --------------------------           ----------------------------

Lessee's Witness: /s/ Julie L. Bergo
                  ------------------


     Regardless of any prior, present or future oral agreement or course of dealing, no term or condition of the Lease may be amended, modified, waived, discharged, cancelled or terminated except by a written instrument signed by the party to be bound; except Lessee authorizes Lessor to complete the Acceptance Date of each Schedule and the serial numbers of any Equipment.


READY MIX, INC.                        BANC ONE LEASING CORPORATION
(Lessee)                               (Lessor)


By: /s/ Kenneth D. Nelson              By: /s/ [ILLEGIBLE]
    -------------------------------        --------------------------------

Title:  VICE PRESIDENT                Title: /s/ [ILLEGIBLE]
        ---------------------------           -----------------------------


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